Cash and cash equivalents	6 Months Ended
Jun. 30, 2024
Cash and cash equivalents.
Cash and cash equivalents

13.Cash and cash equivalents

	As at
	June 30,	December 31,
(in EUR 000)	2024	2023
Short term deposit	18,596	9,158
Current accounts	9,128	12,452
Total cash and cash equivalents	27,724	21,610

Cash and cash equivalents increased to €27.7 million as at June 30, 2024, compared to€21.6 million as at December 31, 2023 with an increase of short term deposits by €9.4 million which is partially offset by a decrease of current account by €3.3 million. The short term deposits relate to term accounts with an initial maturity of 3 months or less, measured at amortized costs.